UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06190 )

Exact name of registrant as specified in charter: Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000
Date of fiscal year end: June 30, 2005

Date of reporting period: July 1, 2005 - December 31, 2005

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Equity Fund

12|31|05

Semiannual Report

PUTNAM
INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam International Equity Fund

12| 31| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	64

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Throughout 2005, U.S. and global economies showed both their resilience and their ongoing vulnerability to challenges such as rising energy prices, mounting inflationary pressures, and political concerns. The Federal Reserve Board’s continuing interest-rate increases created additional setbacks for the equity markets as investors grew concerned that the higher rates -- combined with higher energy prices -- would slow growth. Nevertheless, as the year drew to a close, the financial markets demonstrated trends consistent with an expanding economy: relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, Putnam Investments’ management teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued interest-rate increases in 2006.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors, particularly in light of today’s challenging market conditions. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam International Equity Fund: the benefits of investing in international stock markets

As a shareholder of Putnam International Equity Fund, you are positioning your money to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of leading companies in international markets.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day -- from cars to cellular telephones to household products -- you are likely to find many items made by international companies.

International economies also generally follow a different business cycle than the United States and have different systems of tax and monetary policies. In many regions, especially Asia and Latin America, economies are growing much faster than the U.S. economy and appear likely to continue this growth at an accelerated pace. And, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar.

While different currencies and economic systems can add risk, investing internationally may help you manage an important financial risk -- the possibility of a slump in the U.S. economy -- and gives you a chance to keep building wealth even if U.S. stocks struggle.

Since 1991, Putnam International Equity Fund has sought to invest in leading companies in international markets. The fund’s management team selects stocks and determines market and sector weightings by relying on the proprietary research of Putnam analysts. In addition to the United States, analysts and other team members are based in London and Tokyo for better access to information about international companies.

Many changes in the world economy have added to the investment potential of international companies since Putnam International Equity Fund launched in 1991.

Using Putnam’s blend strategy, the team
selects stocks with both growth and value
characteristics, which may help keep the fund
competitive given the risks of changing market
conditions and political developments in inter-
national markets. The fund can invest in
developed economies such as Europe, Japan,
Canada, and Australia, as well as in less devel-
oped but faster-growing economies in Latin
America and Asia. For nearly 15 years, the fund
has helped investors benefit from diversifica-
tion and economic growth generated outside
the United States.

Additional risks may be associated with emerging-
market securities, including illiquidity and volatility.
The fund invests some or all of its assets in small
and/or midsize companies. Such investments
increase the risk of greater price fluctuations.
While diversification can help protect your returns
from excessive volatility, it cannot protect against
market losses.

A rising equity culture fuels the growth of international markets.

Many analysts believe that as equity markets expand an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term financial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, for example, Slovenia established a stock exchange, followed by Hungary, China, and more than five other nations by 1992.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Putnam International Equity Fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe they are worth. It may be suitable for investors seeking capital appreciation who are willing to accept the risks of investing in international markets.

Highlights

* During the first half of its fiscal year, which ended December 31, 2005, Putnam International Equity Fund’s class A shares returned 13.97% without sales charges.

* The fund’s benchmark, the MSCI EAFE Index, returned 14.88% during the period.

* The fund’s peer group, the Lipper International Large-Cap Core category, had an average return of 15.47% during the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 12/31/05

Since the fund’s inception (2/28/91), average annual return is 10.38% at NAV and 9.97% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	10.26%	9.66%	165.53%	151.53%

5 years	2.23	1.13	11.63	5.76

3 years	18.80	16.68	67.66	58.86

1 year	12.62	6.72	12.62	6.72

6 months	--	--	13.97	7.97

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

We are pleased to report that Putnam International Equity Fund posted robust absolute returns as international stock markets rose briskly during the first half of its 2006 fiscal year. It was an unusually strong period for international markets relative to U.S. stocks. Unfortunately, the fund’s results lagged those of its benchmark index and its peer group of international funds during the period. While our stock selection decisions fared well, we believe the under-performance reflects the fund’s overweight positions in the communications services and energy sectors, which underperformed the benchmark, and an underweight in the basic materials sector. In addition, stock selection in Japan undermined results as stocks that we avoided due to what we considered extremely unattractive valuations nonetheless rose strongly because of buying by Japanese investors. The fund’s currency positioning had only a small impact on results.

Market overview

International stock markets delivered impressive results in the first half of the fund’s fiscal year. Several developed economies experienced an upturn. Japan’s recovery lifted its stock market to its highest levels in five years. In France, toward the end of the period, consumer confidence rose sharply. German manufacturing increased and unemployment fell. Growth in the European Union was strong enough to prompt the European Central Bank to raise interest rates in December, the first increase in five years. However, the United Kingdom’s economy was sluggish, and the U.K. stock market underperformed most other markets. The Bank of England cut interest rates once in the period to provide stimulus, but the weakness of British stocks reflected the market’s perception that more stimulus might be needed.

Another positive trend in developed markets was an increasing corporate focus on competitiveness. During the 2005 calendar year, merger and acquisition activity in Europe reached its highest point since 1999. The Times of London reported in December that cross-border acquisitions were particularly brisk, rising 58% from the previous year.

Meanwhile, many emerging markets continued to deliver strong results throughout the period, and outpaced developed markets by a substantial amount. These markets thrived because they offered a variety of undervalued stocks, some of the strongest economic growth rates in the world, and stable government fiscal conditions.

Strategy overview

We positioned the fund based on our expectation for positive, but slower, global economic growth than in the fund’s previous fiscal period. Since, in our view, this slower economic growth rate could reduce the growth in corporate profits, we maintained the fund’s focus on high-quality, industry-leading companies that we believed were priced below their worth and were capable of generating strong cash flows. The portfolio’s country weightings reflected the outcome of our stock selection decisions. These include an overweight position in Switzerland, an increased weighting in Germany, and an underweight position in the United Kingdom. Also, the portfolio continues to own stocks in Brazil, India, China, South Korea, and other emerging markets -- none of which is represented in the fund’s benchmark. With our active management strategy, we have the flexibility to invest a

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/05.

Equities
MSCI EAFE Index (international stocks)	14.88%

MSCI Pacific Index (Asian and Australian stocks)	26.46%

MSCI Emerging Markets Free Index (emerging market stocks)	26.62%

S&P 500 Index (broad stock market)	5.77%

Bonds
Lehman Aggregate Bond Index (broad bond market)	-0.08%

Lehman Government Bond Index (U.S. Treasury and agency securities)	-0.27%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	1.92%

Citigroup World Government Bond Index (global government bonds)	-3.02%

portion of assets in emerging markets when our research indicates the potential rewards outweigh the risks, as we believe they currently do with respect to certain emerging markets.

We maintained moderate sector overweights to the communications services and energy sectors because of their attractive valuations. We considered several communications services stocks undervalued. Investors seemed to be focusing on the continuing battle for market share, and the resulting price competition, across the industry. While recognizing the environment has become more difficult, we believe the companies owned in the portfolio can continue to generate strong cash flows in coming years. Stocks in the energy sector also appear attractive to us because we believe energy prices will stay high -- and above the market’s consensus expectations -- for some time to come. Offsetting these sector overweights was the fund’s underweight position in basic materials, a sector that has enjoyed strong price appreciation in recent years driven by the strong prices of various metals and commodities, many of which are well above long-term historic averages. Given the sector’s strength, we have found relatively fewer securities that meet our valuation requirements.

Your fund’s holdings

The financial sector outperformed the broader market by a significant margin, with insurance companies leading the

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

way. There was a sell-off of European insurance stocks in the wake of the U.S. hurricane season, since some European companies provide property and casualty policies in the United States, and others serve as re-insurers to both European and U.S. companies. However, the industry experienced a strong recovery as investors anticipated a better pricing environment, particularly for re-insurers, in 2006. Also, revenues from other channels, such as life insurance, enabled many companies to offset property losses from natural disasters. Two holdings in Switzerland, Zurich Financial Services and Swiss Reinsurance, both benefited and were among the leading contributors to fund performance over the period.

Also in the financial sector, the fund benefited from holding Japanese and South Korean banks. Mizuho Financial of Japan advanced, and we favor its prospects to outperform because of its outlook for loan growth and strength in consumer financial services. Kookmin Bank, one of South Korea’s largest lenders, reported a tripling in net income as credit costs fell thanks to the country’s vibrant economy.

Telecommunications was the weakest sector during the period. Fund holdings France Telecom and Vodafone Group were among the largest detractors from results because of indications that the European pricing environment is becoming increasingly competitive. Vodafone also lost market share in

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 12/31/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry
Vodafone Group PLC (2.8%)	United Kingdom	Telecommunications

Roche Holding AG (2.3%)	Switzerland	Pharmaceuticals

Toyota Motor Corp. (2.2%)	Japan	Automotive

Total SA (2.1%)	France	Oil and gas

Credit Suisse Group (2.1%)	Switzerland	Investment banking/brokerage

BASF AG (1.9%)	Germany	Chemicals

Barclays PLC (1.9%)	United Kingdom	Banking

Iberdrola SA (1.8%)	Spain	Electric utilities

UniCredito Italiano SpA (1.8%)	Italy	Banking

ABN AMRO Holdings NV (1.7%)	Netherlands	Banking

Japan. We continue to hold these stocks because we believe their valuations already reflect the difficulties of the current environment and have potential to appreciate to higher prices. Elsewhere in the sector, our focus on companies likely to be acquired helped results. TDC, a Danish telecommunications service provider, was a leading contributor to portfolio returns. In November, TDC agreed to a takeover by a private equity consortium, a deal that lifted the stock’s price considerably and we sold the stock at a profit.

Fund holdings in the energy sector, particularly large positions such as  Total of France and Royal Dutch Shell of the Netherlands, underperformed international stocks in general. We believe that markets overreacted to the drop in oil prices that has occurred since September. Our analysis indicates that long-term energy prices will be above what most markets currently anticipate, giving support to the earnings and valuations of these companies.

East Japan Railway, a holding in the transportation sector, performed well, benefiting from rising real estate values in central Tokyo, where the company owns many properties. Within consumer staples, Reckitt Benckiser, a household products company in the United Kingdom, appreciated as the company continued to cut costs to offset higher raw materials prices.

Stock selection fared worst in the consumer cyclicals sector, where Italian media conglomerate Mediaset declined in response to increasing business and political risk. Many advertisers have been shifting spending to the Internet, where Mediaset does not focus its business, and Swiss regulators announced an investigation of the company. We continue to own Mediaset because we believe it is undervalued and may be able to benefit from an upturn in the Italian economy.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we look out over the remaining six months of the fund’s 2006 fiscal year, we expect that economic conditions in international markets will remain near, or slightly below, today’s levels. Though we have taken profits on some holdings in Japan and moved to a slight underweight position there, as stock valuations increased, we believe the country’s recovery is solid and we will monitor the market closely and seek to add to positions should valuations moderate. Among other large, developed economies, we continue to find many opportunities in France and Switzerland, which are currently overweight positions in the portfolio, as well as an increasing number in Germany, where we have added new positions recently. The fund’s exposure to the United Kingdom remains underweight relative to the benchmark. We believe emerging markets will continue to offer the most attractive growth rates, and the portfolio continues to own stocks in South Korea, China, and Brazil, among others. At the sector level, the fund is emphasizing financials, energy, and consumer cyclicals, while we have reduced exposure to technology, health care, and communications services.

We will continue to focus on building a portfolio of high-quality, industry-leading companies using both fundamental research and quantitative tools. In our opinion, companies with strong cash flows and industry positions stand to benefit to the greatest extent as input costs, such as energy, commodities, and labor, continue to rise. We believe the portfolio is well positioned to take advantage of the strength of these companies, across many different countries and market sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended December 31, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.38%	9.97%	9.52%	9.52%	9.56%	9.56%	9.81%	9.56%	10.11%	10.56%

10 years	165.53	151.53	146.29	146.29	146.42	146.42	152.62	144.43	159.21	172.08
Annual average	10.26	9.66	9.43	9.43	9.44	9.44	9.71	9.35	9.99	10.53

5 years	11.63	5.76	7.54	5.54	7.58	7.58	8.88	5.35	10.31	13.07
Annual average	2.23	1.13	1.46	1.08	1.47	1.47	1.72	1.05	1.98	2.49

3 years	67.66	58.86	63.95	60.95	63.94	63.94	65.20	59.86	66.56	68.93
Annual average	18.80	16.68	17.92	17.19	17.91	17.91	18.22	16.93	18.54	19.10

1 year	12.62	6.72	11.77	6.77	11.80	10.80	12.08	8.45	12.35	12.91

6 months	13.97	7.97	13.56	8.56	13.55	12.55	13.73	10.05	13.89	14.15

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns
For periods ended 12/31/05

		Lipper International
	MSCI EAFE	Large-Cap Core Funds
	Index	category average*

Annual average
(life of fund)	6.12%	7.65%

10 years	76.34	84.39
Annual average	5.84	6.11

5 years	24.94	12.03
Annual average	4.55	2.21

3 years	89.20	72.47
Annual average	23.68	19.88

1 year	13.54	13.46

6 months	14.88	15.47

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 12/31/05, there were 205, 204, 188, 140, and 58 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 12/31/05

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.528		$0.319	$0.328	$0.389		$0.500	$0.593

Capital gains	--		--	--	--		--	--

Total	$0.528		$0.319	$0.328	$0.389		$0.500	$0.593

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/05	$23.39	$24.69	$22.49	$22.93	$23.00	$23.77	$23.25	$23.55

12/31/05	26.13	27.58	25.22	25.71	25.77	26.64	25.98	26.29

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from July 1, 2005, to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.85	$ 10.87	$ 10.87	$ 9.54	$ 8.19	$ 5.51

Ending value (after expenses)	$1,139.70	$1,135.60	$1,135.50	$1,137.30	$1,138.90	$1,141.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2005, use the calculation method below. To find the value of your investment on July 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.46	$ 10.26	$ 10.26	$ 9.00	$ 7.73	$ 5.19

Ending value (after expenses)	$1,018.80	$1,015.02	$1,015.02	$1,016.28	$1,017.54	$1,020.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Average annualized expense
ratio for Lipper peer group*	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam International Equity Fund	75%	69%	53%*	42%	74%

Lipper International Large-Cap
Core Funds category average	67%	63%	70%	68%	70%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

* Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall
Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne and Simon Davis are Portfolio Leaders and Mark Pollard is a Portfolio Member of your fund. The Portfolio Leaders and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders and Portfolio Member

The table below shows how much the fund’s current Portfolio Leaders and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Joshua Byrne	2005					*

Portfolio Leader	2004					*

Simon Davis	2005					*

Portfolio Leader	2004					*

Mark Pollard	2005	*

Portfolio Member	2004	*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $3,800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders and Portfolio Member

Joshua Byrne is also a Portfolio Member of Putnam Europe Equity Fund.

Mark Pollard is also a Portfolio Member of Putnam Europe Equity Fund.

Joshua Byrne, Simon Davis, and Mark Pollard may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

During the year ended December 31, 2005, Portfolio Members Stephen Oler and George Stairs left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005					*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005				*

Head of Investments	2004			*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005				*

Chief of Operations	2004				*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005					*

Chief Administrative Officer	2004					*

Edward Shadek	2005			*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 12/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of equity securities from developed countries in the Far East and Australasia.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of equity securities from emerging markets available to non-U.S. investors.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the first percentile in management fees and in the first percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders.

Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process - as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel - but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s Class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (the Lipper International Large-Cap Core category) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

48th	59th	22nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-, three-, and five-year periods ended December 31, 2004, there were 200, 170, and 127 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.*

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Core Funds category for the one-, five-, and ten-year periods ended December 31, 2005 were 66th, 52nd, and 7th, respectively. Over the one-, five- and ten-year periods ended December 31, 2005, the fund ranked 134th out of 204 funds, 73rd out of 140 funds, and 4th out of 58 funds, respectively. The Trustees did not consider this information in approving the continuance of your fund’s management contract.

commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 12/31/05 (Unaudited)

COMMON STOCKS (98.8%)*

	Shares	Value

Australia (1.7%)
Commonwealth Bank of Australia	97,994	$3,071,972
Macquarie Bank, Ltd.	1,106,563	55,299,816
Macquarie Infrastructure Group	8,964,405	23,402,010
Macquerie Infrastructure Group 144A	1,216,251	3,175,082
QBE Insurance Group, Ltd.	196,984	2,831,188
Rio Tinto, Ltd.	135,014	6,831,398
Telstra Corp., Ltd.	23,623	68,078
Westpac Banking Corp.	437,540	7,299,294
Woolworths, Ltd.	217,113	2,682,671
		104,661,509

Belgium (2.9%)
InBev NV	1,425,482	61,818,219
KBC Groupe SA	789,151	73,201,497
Mobistar SA	430,818	34,043,152
Solvay SA	53,410	5,864,532
Umicore NV/SA	32,425	3,808,908
		178,736,308

Bermuda (0.4%)
ACE, Ltd.	447,783	23,929,524

Brazil (1.8%)
Cia de Saneamento Basico do Estado de Sao Paulo	7,043	473,758
Companhia Vale do Rio Doce (CVRD) ADR	21,786	896,276
Perdigao SA (Preference)	14,500	490,167
Petroleo Brasileiro SA ADR	995,259	70,932,109
Unibanco-Uniao de Bancos Brasileiros SA GDR	587,580	37,352,461
Usinas Siderurgicas de Minas Gerais SA
(Usiminas) (Preference)	78,078	1,859,956
		112,004,727

Canada (1.3%)
Agrium, Inc.	20,842	457,207
Bank of Montreal	25,150	1,399,735
Bank of Nova Scotia	6,500	256,794
CAE, Inc.	55,200	402,692
Canadian Imperial Bank of Commerce	20,889	1,366,665
Canadian National Railway Co.	16,003	1,276,239
Canadian Natural Resources, Ltd.	537,345	26,515,277
EnCana Corp.	16,200	729,062
Falconbridge, Ltd.	15,800	466,735
Great-West Lifeco, Inc.	10,500	276,008
Imperial Oil, Ltd. (Toronto Exchange)	8,509	840,846
ING Canada, Inc.	2,900	127,258

COMMON STOCKS (98.8%)* continued

	Shares	Value

Canada continued
IPSCO, Inc.	8,923	$738,885
Magna International, Inc. Class A	5,319	382,564
Manulife Financial Corp.	30,211	1,765,994
Methanex Corp.	38,279	716,482
National Bank of Canada	19,322	997,948
Nexen, Inc.	22,500	1,067,686
Petro-Canada	28,466	1,137,031
Power Financial Corp.	15,737	450,052
RONA, Inc. †	17,800	326,920
Royal Bank of Canada	6,300	489,856
Shell Canada, Ltd.	15,660	563,835
Shoppers Drug Mart Corp.	2,836	106,796
Sun Life Financial Services of Canada, Inc.	8,700	348,104
Talisman Energy, Inc.	25,439	1,341,761
Teck Corp.	22,177	1,178,254
Telus Corp.	878,796	35,117,227
TransAlta Corp.	22,100	480,830
		81,324,743

Chile (--%)
Inversiones Aguas Metropolitanas SA ADR 144A †	27,010	451,067

China (1.5%)
Aluminum Corp. of China, Ltd.	764,000	581,378
China Life Insurance Co., Ltd. †	48,198,000	42,582,681
China Petroleum & Chemical Corp.	1,542,000	765,700
China Shenhua Energy Co., Ltd. †	18,410,500	20,302,294
China Shenhua Energy Co., Ltd. Class H †	22,952,000	25,310,461
Lianhua Supermarket Holdings Co., Ltd.	531,000	496,531
		90,039,045

Finland (--%)
Nokia OYJ	77,843	1,418,434

France (12.0%)
Air Liquide	14,326	2,745,614
Alcatel SA †	160,895	1,986,783
Axa SA	190,349	6,119,805
BNP Paribas SA	1,170,958	94,393,255
Business Objects SA †	79,602	3,209,846
Christian Dior SA	32,508	2,879,329
Credit Agricole SA	2,971,551	93,258,663
France Telecom SA	3,535,660	87,527,406
France Telecom SA 144A	554,199	13,719,532
Groupe Danone	22,205	2,311,142
LVMH Moet Hennessy Louis Vuitton SA	32,199	2,850,061
Renault SA	1,222,479	99,339,450
Sanofi-Synthelabo SA	33,363	2,911,776
Schneider Electric SA	53,507	4,755,049

COMMON STOCKS (98.8%)* continued

	Shares	Value

France continued
Societes Des Autoroutes Paris-Rhin-Rhone	21,911	$1,560,847
Thales SA	9,650	435,900
Total SA	528,607	132,293,776
Veolia Environnement	1,787,631	80,622,616
Vinci SA	17,540	1,502,887
Vivendi Universal SA	2,864,415	89,389,581
Vivendi Universal SA 144A	510,446	15,929,450
		739,742,768

Germany (6.5%)
Allianz AG	667,340	100,704,429
BASF AG	1,527,163	116,587,536
Deutsche Bank AG	55,500	5,366,140
Deutsche Post AG	126,400	3,059,043
E.On AG	40,598	4,187,697
Henkel KGaA	50,100	4,617,723
Henkel KGaA (Preference)	347,031	34,789,511
Hypo Real Estate Holding	579,326	30,022,316
Linde AG	43,460	3,371,667
Porsche AG (Preference)	2,105	1,504,230
SAP AG	5,943	1,073,665
Schering AG	1,060,551	70,733,523
Schwarz Pharma AG	205,932	13,100,742
Schwarz Pharma AG 144A †	16,600	1,056,039
Siemens AG	122,845	10,485,211
		400,659,472

Greece (0.3%)
Hellenic Telecommunication Organization (OTE) SA †	975,147	20,701,591
Hellenic Telecommunication Organization (OTE) SA 144A	18,500	392,740
		21,094,331

Hong Kong (1.3%)
Cheung Kong Infrastructure Holdings, Ltd.	103,000	324,146
China Mobile (Hong Kong), Ltd.	132,500	627,185
China Netcom Group Corp. (Hong Kong), Ltd.	14,991,500	24,266,225
China Overseas Land & Investment, Ltd.	624,000	267,602
Dah Sing Financial Group	229,600	1,596,151
Esprit Holdings, Ltd.	4,949,500	35,174,371
Hong Kong Electric Holdings, Ltd.	178,000	881,586
Hong Kong Exchanges and Clearing, Ltd.	4,094,000	16,976,268
Hutchinson Telecommunications International, Ltd. †	89,000	128,565
Hutchison Whampoa, Ltd.	221,000	2,105,020
Orient Overseas International, Ltd.	69,000	234,055
		82,581,174

India (0.3%)
National Thermal Power Corp., Ltd.	8,464,714	21,086,543

COMMON STOCKS (98.8%)* continued

	Shares	Value

Ireland (1.5%)
Bank of Ireland PLC	2,542,070	$39,904,942
CRH PLC	1,541,192	45,169,394
Iaws Group PLC	567,721	8,135,277
		93,209,613

Israel (--%)
Bank Hapoalim, Ltd.	92,944	432,035
Partner Communications Co., Ltd.	66,151	557,023
Teva Pharmaceutical Industries, Ltd.	11,121	485,509
		1,474,567

Italy (3.1%)
Banca Popolare di Milano Scarl (BPM)	229,578	2,505,924
Banca Popolare di Verona e Novara Scrl	179,847	3,624,986
ENI SpA	63,212	1,746,759
Fastweb †	37,797	1,724,714
Mediaset SpA	6,415,234	67,716,836
Saipem SpA	434,788	7,107,255
UniCredito Italiano SpA	15,917,489	109,071,633
		193,498,107

Japan (24.8%)
Acom Co., Ltd.	246,680	15,844,711
Aeon Co., Ltd.	989,600	25,157,190
Aiful Corp.	483,150	40,327,324
Asahi Chemical Industry Co., Ltd.	3,156,000	21,341,310
Asahi Glass Co., Ltd.	68,000	877,587
Astellas Pharma, Inc.	2,143,300	83,545,293
Bridgestone Corp.	27,000	561,690
Canon, Inc.	25,328	1,480,919
Central Japan Railway Co. 144A	50	478,773
Chubu Electric Power, Inc.	13,900	330,980
Credit Saison Co., Ltd.	655,400	32,711,685
Dai Nippon Printing Co., Ltd.	4,122,000	73,351,411
Daiichi Sankyo Co., Ltd.	1,783,400	34,380,434
Daito Trust Construction Co., Ltd.	874,800	45,218,880
Dowa Mining Co., Ltd.	425,000	4,602,576
East Japan Railway Co.	14,469	99,435,294
Electric Power Development Co.	525,400	18,031,269
Fanuc, Ltd.	585,100	49,630,125
Fuji Television Network, Inc.	1,411	3,551,114
Hachijuni Bank, Ltd. (The)	163,000	1,230,684
Honda Motor Co., Ltd.	22,000	1,254,639
Hoya Corp.	56,800	2,040,776
Japan Tobacco, Inc.	6,837	99,649,521
JFE Holdings, Inc.	125,600	4,214,694

COMMON STOCKS (98.8%)* continued

	Shares	Value

Japan continued
Kansai Electric Power, Inc.	37,800	$811,991
KDDI Corp.	125	720,278
Komatsu, Ltd.	300,000	4,959,749
Konica Corp.	4,467,000	45,461,122
Kubota Corp.	61,000	512,253
Lawson, Inc.	881,900	36,319,244
Matsushita Electric Industrial Co.	2,299,000	44,320,185
Mitsubishi Corp.	204,800	4,529,514
Mitsubishi UFJ Financial Group, Inc.	6,162	83,545,462
Mitsui & Co., Ltd.	6,606,000	84,807,135
Mitsui Chemicals, Inc.	220,000	1,478,349
Mitsui Fudoscan Co., Ltd.	1,088,000	22,080,841
Mizuho Financial Group, Inc.	8,972	71,161,698
Nidec Corp.	27,200	2,311,804
Nippon Mining Holdings, Inc.	5,757,500	40,933,332
Nippon Telegraph & Telephone (NTT) Corp.	324	1,471,604
Nissan Motor Co., Ltd.	3,374,400	34,170,053
Nomura Research Institute, Ltd.	5,000	612,236
Nomura Securities Co., Ltd.	170,700	3,269,062
NSK, Ltd.	406,000	2,772,951
NTT DoCoMo, Inc.	2,515	3,836,116
Obayashi Corp.	97,000	714,287
Obic Co., Ltd.	23,800	5,239,590
Omron Corp.	1,865,800	43,004,627
Ono Pharmaceutical Co., Ltd.	673,400	30,414,558
Onward Kashiyama Co., Ltd.	51,000	1,002,627
Orix Corp.	21,300	5,423,820
Rohm Co., Ltd.	22,200	2,413,575
Sankyo Co., Ltd.	374,700	21,686,306
Shimizu Corp.	88,000	646,521
SMC Corp.	246,300	35,167,825
Sony Corp.	51,400	2,099,381
Suzuki Motor Corp.	198,700	3,679,006
Taisho Pharmaceutical Co., Ltd.	26,000	486,908
Takeda Pharmaceutical Co., Ltd.	36,700	1,984,120
TDK Corp.	10,500	723,371
Tokyo Electric Power Co.	62,400	1,514,922
Tokyo Electron, Ltd.	1,092,900	68,624,600
Tokyo Gas Co., Ltd.	532,000	2,362,240
TonenGeneral Sekiyu KK	154,000	1,654,707
Toshiba Corp.	1,109,000	6,615,846
Toto, Ltd.	43,000	363,283
Toyo Suisan Kaisha, Ltd.	21,000	338,819
Toyota Motor Corp.	2,639,000	136,858,454
Uni-Charm Corp.	48,500	2,178,205
		1,524,531,456

Luxembourg (--%)
Arcelor	103,687	2,561,943

COMMON STOCKS (98.8%)* continued

	Shares	Value

Malaysia (--%)
Digi.com Berhad †	39,000	$80,497
Genting Berhad	86,100	487,573
		568,070

Mexico (0.1%)
Axtel SA de CV †	51,500	132,148
Axtel SA de CV 144A †	120,100	308,175
Cemex SA de CV ADR	10,400	617,032
Empresas ICA SA de CV †	248,731	603,626
Grupo Mexico SA	408,450	952,447
		2,613,428

Netherlands (7.0%)
ABN AMRO Holdings NV	4,114,993	107,207,690
ASML Holding NV †	74,196	1,478,864
European Aeronautic Defense and Space Co.	392,178	14,754,858
ING Groep NV	204,108	7,053,242
Koninklijke (Royal) KPN NV	10,155,441	101,447,961
Koninklijke (Royal) KPN NV 144A	662,750	6,620,553
Royal Dutch Shell PLC Class A	3,464,486	105,337,461
Royal Dutch Shell PLC Class B	2,421,262	77,220,268
Royal Numico NV †	50,942	2,101,633
SBM Offshore NV	122,449	9,856,416
		433,078,946

New Zealand (--%)
Telecom Corp. of New Zealand, Ltd.	162,127	663,360

Norway (1.3%)
DnB Holdings ASA	230,355	2,450,332
Norsk Hydro ASA	674,413	69,048,445
Smedvig ASA Class A (S)	193,854	5,642,034
		77,140,811

Portugal (--%)
Energias de Portugal (EDP) SA	567,605	1,740,527

Russia (0.1%)
AFK Sistema GDR	22,682	533,027
Lukoil	28,425	1,688,445
Mobile Telesystems ADR	14,700	514,500
		2,735,972

Singapore (1.9%)
Ascendas Real Estate Investment Trust (R)	964,000	1,130,707
Chartered Semiconductor Manufacturing, Ltd. †	10,753,000	8,408,355
SembCorp Industries, Ltd.	147,580	243,230
Singapore Airlines, Ltd.	5,101,000	38,046,556

COMMON STOCKS (98.8%)* continued

	Shares	Value

Singapore continued
Singapore Exchange, Ltd.	374,000	$652,391
Singapore Telecommunications, Ltd.	11,761,000	18,463,886
StarHub, Ltd.	99,000	122,075
StarHub, Ltd. 144A	1,457,000	1,796,602
United Overseas Bank, Ltd.	5,382,000	47,264,481
		116,128,283

South Africa (0.1%)
Barloworld, Ltd.	50,300	877,264
FirstRand, Ltd.	130,645	380,339
Foschini, Ltd.	65,541	538,806
Gold Fields, Ltd. ADR	30,851	543,903
Impala Platinum Holdings, Ltd.	3,080	452,948
Liberty Group, Ltd.	36,531	435,202
Network Healthcare Holdings, Ltd. †	470,805	558,651
Reunert, Ltd.	74,968	622,220
Tiger Brands, Ltd.	38,112	874,997
		5,284,330

South Korea (1.3%)
Daegu Bank	39,180	593,519
Daewoo Engineering & Construction Co., Ltd.	41,650	552,584
Hynix Semiconductor, Inc. †	12,640	441,774
Hyundai Development Co.	15,790	716,022
Hyundai Motor Co.	3,200	308,277
Hyundai Motor Co. GDR 144A	8,777	423,227
Industrial Bank Of Korea	44,040	765,250
Kookmin Bank	369,570	27,992,183
Korea Electric Power Corp.	10,240	383,240
LG Electronics, Inc.	50,380	4,454,390
POSCO	7,001	1,400,200
Samsung Electronics Co., Ltd.	62,563	40,820,809
Samsung Electronics Co., Ltd. GDR	1,707	562,457
SK Corp.	7,600	392,040
Sungshin Cement Co., Ltd.	26,580	532,916
		80,338,888

Spain (3.2%)
Banco Bilbao Vizcaya Argentaria SA	288,988	5,139,753
Iberdrola SA	4,159,318	113,267,987
Iberia Lineas Aereas de Espana SA	203,410	549,375
Repsol YPF, SA	2,581,199	75,102,045
		194,059,160

Sweden (1.9%)
Assa Abloy AB Class B	373,219	5,863,577
Hennes & Mauritz AB Class B	1,123,329	38,120,587
Securitas AB Class B	75,588	1,254,052

COMMON STOCKS (98.8%)* continued

	Shares	Value

Sweden continued
Skanska AB Class B	66,600	$1,012,858
SKF AB Class B	1,727,560	24,210,115
Telefonaktiebolaget LM Ericsson AB Class B	12,194,145	41,841,077
Volvo AB Class B	31,500	1,482,693
Vostok Nafta Investment, Ltd. †	20,400	951,246
		114,736,205

Switzerland (8.9%)
Adecco SA	21,208	975,413
Credit Suisse Group	2,517,389	128,009,307
Julius Baer Holding, Ltd. Class B	579,174	40,923,725
Nestle SA	19,125	5,704,406
Nobel Biocare Holding AG	8,099	1,776,420
Novartis AG	456,809	23,939,482
Roche Holding AG	929,431	139,174,815
STMicroelectronics NV	80,488	1,440,051
Straumann Holding AG	3,047	704,168
Swatch Group AG (The)	153,263	4,623,713
Swatch Group AG (The) Class B	229,690	33,993,283
Swiss Re	1,145,482	83,633,400
Synthes, Inc.	7,449	834,451
Zurich Financial Services AG †	393,714	83,667,213
		549,399,847

Taiwan (0.6%)
ASE Test, Ltd. †	222,660	1,747,881
Cathay Financial Holding Co., Ltd.	190,000	344,266
Chunghwa Picture Tubes, Ltd.	1,978,000	611,386
Far EasTone Telecommunications Co., Ltd.	252,000	285,090
Lite-On Technology Corp.	1,667,000	2,271,705
Media Tek, Inc.	46,000	542,116
Siliconware Precision Industries Co.	314,833	441,503
Sinopac Holdings Co.	784,000	378,415
Taiwan Semiconductor Manufacturing Co., Ltd.	515,997	982,088
United Microelectronics Corp.	44,687,302	25,311,646
WAN HAI Lines, Ltd.	390,404	243,126
Wintek Corp.	328,000	542,898
Wistron Corp. †	354,000	449,534
		34,151,654

Thailand (--%)
Charoen Pokphand Foods PCL	5,169,700	770,090
Kim Eng Securities Thailand PCL	31,300	22,337
Kim Eng Securities Thailand PCL NVDR	391,900	253,611
Krung Thai Bank Public Co., Ltd.	1,678,900	446,887
TelecomAsia Corporation Public Co., Ltd. †	1,844,000	450,305
		1,943,230

COMMON STOCKS (98.8%)* continued

			Shares	Value

Turkey (--%)
BIM Birlesik Magazalar AS †			17,033	$422,984
Dogan Yayin Holding †			1	2
Turkiye Is Bankasi Class C			51,844	449,648
				872,634

United Kingdom (13.0%)
ARM Holdings PLC			614,645	1,276,596
AstraZeneca PLC (London Exchange)			148,027	7,188,159
BAE Systems PLC			307,172	2,012,818
Barclays PLC			11,023,142	115,608,674
BHP Billiton PLC			421,074	6,862,735
British Airways PLC †			146,445	839,585
British Sky Broadcasting PLC			174,229	1,484,853
Burberry Group PLC			241,133	1,778,756
Compass Group PLC			166,031	628,408
Enterprise Inns PLC			2,320,245	37,357,731
GlaxoSmithKline PLC			1,187,973	29,955,197
GUS PLC			99,974	1,770,967
Hikma Pharmaceuticals PLC 144A †			15,300	106,297
Hilton Group PLC			3,392,019	21,164,426
IMI PLC			130,871	1,129,940
Imperial Tobacco Group PLC			204,958	6,110,947
ITV PLC			558,885	1,079,242
Marks & Spencer PLC			206,069	1,786,273
Next PLC			73,512	1,936,914
Peninsular and Oriental Steam Navigation Co.			72,725	581,719
Pennon Group PLC			185,587	3,781,308
Punch Taverns PLC			4,237,271	61,750,110
Reckitt Benckiser PLC			3,203,943	105,591,709
Rio Tinto PLC			1,762,515	80,323,228
Royal Bank of Scotland Group PLC			2,930,251	88,272,566
Royal Bank of Scotland Group PLC 144A			29,380	885,060
Scottish and Southern Energy PLC			139,176	2,422,401
Tesco PLC			7,821,810	44,507,644
Vodafone Group PLC			79,517,739	171,297,710
WPP Group PLC			135,328	1,461,107
				800,953,080

Total common stocks (cost $5,240,378,311)				$6,089,413,756

WARRANTS (0.1%)* † (cost $3,659,649)

	Expiration date	Strike price	Warrants	Value

Fuji Television Network Structured
Exercise Call Warrants 144A (issued by
Merrill Lynch International & Co.)	11/22/06	--	1,639	$4,124,930

	SHORT-TERM INVESTMENTS (1.6%)*

		Principal amount/shares	Value

	Interest in $455,000,000 joint tri-party
	repurchase agreement dated December 30, 2005
	with Bank of America Securities, LLC due
	January 3, 2006 with respect to various U.S.
	Government obligations -- maturity value
	of $8,203,909 for an effective yield of 4.29%
	(collateralized by Fannie Mae, with a yield
	of 5.00% and due April 1, 2035, valued at
	$464,100,101)	$ 8,200,000	$8,200,000
	Putnam Prime Money Market Fund (e)	24,941,081	24,941,081
	Short-term investments held as collateral for
	loaned securities with yields ranging from 3.25%
	to 3.96%, due January 3, 2006 (d)	5,281,066	5,279,160
	UBS Finance (DE), LLC for an effective yield
	of 4.16%, January 3, 2006	25,000,000	24,988,444
	Ventures Business Trust for an effective yield
	of 4.20%, January 3, 2006	34,096,000	34,080,089

	Total short-term investments (cost $97,488,774)		$97,488,774

	TOTAL INVESTMENTS
	Total investments (cost $5,341,526,734)		$6,191,027,460

*	Percentages indicated are based on net assets of $6,160,074,312.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at December 31, 2005.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At December 31, 2005, liquid assets totaling $108,854,910 have been designated as collateral for open forward commitments, open forward contracts and warrants.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry group concentrations greater than 10% at December 31, 2005
(as a percentage of net assets):

Banking	18.2%
Oil and gas	10.0

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05 (aggregate face value $1,164,297,935) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$320,791,425	$330,931,232	1/18/06	$(10,139,807)
British Pound	546,692,904	553,233,638	3/15/06	(6,540,734)
Euro	112,669,500	113,172,747	3/15/06	(503,247)
Japanese Yen	135,674,870	133,943,644	2/15/06	1,731,226
Swedish Krona	1,739,018	1,747,185	3/15/06	(8,167)
Swiss Franc	31,206,879	31,269,489	3/15/06	(62,610)

Total				$(15,523,339)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05 (aggregate face value $1,111,691,359) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 65,504,100	$ 66,052,761	1/18/06	$ 548,661
British Pound	61,469,617	61,894,680	3/15/06	425,063
Canadian Dollar	82,145,170	81,552,553	1/18/06	(592,617)
Euro	307,689,810	309,119,411	3/15/06	1,429,601
Japanese Yen	377,460,503	379,409,538	2/15/06	1,949,035
Norwegian Krone	39,838,048	39,786,733	3/15/06	(51,315)
Swedish Krona	70,413,733	70,376,157	3/15/06	(37,576)
Swiss Franc	102,780,212	103,499,526	3/15/06	719,314

Total				$4,390,166

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/05 (Unaudited)

ASSETS
Investment in securities, at value, including $5,026,487 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,316,585,653)	$6,166,086,379
Affiliated issuers (identified cost $24,941,081) (Note 5)	24,941,081

Foreign currency (cost $5,367,053) (Note 1)	5,641,503

Dividends, interest and other receivables	39,728,896

Receivable for shares of the fund sold	18,595,849

Receivable for securities sold	4,679,735

Receivable for open forward currency contracts (Note 1)	7,397,153

Receivable for closed forward currency contracts (Note 1)	4,621,615

Total assets	6,271,692,211

LIABILITIES
Payable to subcustodian	17,827,367

Payable for securities purchased	8,483,294

Payable for shares of the fund repurchased	40,934,831

Payable for compensation of Manager (Notes 2 and 5)	9,584,419

Payable for investor servicing and custodian fees (Note 2)	1,352,843

Payable for Trustee compensation and expenses (Note 2)	458,020

Payable for administrative services (Note 2)	5,863

Payable for distribution fees (Note 2)	3,442,799

Payable for closed forward currency contracts (Note 1)	5,016,784

Payable for open forward currency contracts (Note 1)	18,530,326

Collateral on securities loaned, at value (Note 1)	5,279,160

Other accrued expenses	702,193

Total liabilities	111,617,899

Net assets	$6,160,074,312

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,839,635,435

Distributions in excess of net investment income (Note 1)	(18,194,650)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(500,087,047)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	838,720,574

Total -- Representing net assets applicable to capital shares outstanding	$6,160,074,312

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($3,343,165,406 divided by 127,920,180 shares)	$26.13

Offering price per class A share
(100/94.75 of $26.13)*	$27.58

Net asset value and offering price per class B share
($1,277,628,569 divided by 50,650,409 shares)**	$25.22

Net asset value and offering price per class C share
($264,757,759 divided by 10,296,469 shares)**	$25.71

Net asset value and redemption price per class M share
($88,545,673 divided by 3,435,696 shares)	$25.77

Offering price per class M share
(100/96.75 of $25.77)*	$26.64

Net asset value, offering price and redemption price per class R share
($1,633,571 divided by 62,885 shares)	$25.98

Net asset value, offering price and redemption price per class Y share
($1,184,343,334 divided by 45,045,452 shares)	$26.29

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/05 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $2,690,788)	$ 38,099,371

Interest (including interest income of $473,426
from investments in affiliated issuers) (Note 5)	586,458

Securities lending	17,336

Other income	491,530

Total investment income	39,194,695

EXPENSES
Compensation of Manager (Note 2)	19,285,369

Investor servicing fees (Note 2)	7,792,409

Custodian fees (Note 2)	3,233,152

Trustee compensation and expenses (Note 2)	90,960

Administrative services (Note 2)	36,455

Distribution fees -- Class A (Note 2)	4,103,568

Distribution fees -- Class B (Note 2)	6,663,952

Distribution fees -- Class C (Note 2)	1,335,012

Distribution fees -- Class M (Note 2)	338,401

Distribution fees -- Class R (Note 2)	3,373

Other	830,547

Non-recurring costs (Notes 2 and 6)	49,367

Costs assumed by Manager (Notes 2 and 6)	(49,367)

Fees waived and reimbursed by Manager (Note 5)	(19,556)

Total expenses	43,693,642

Expense reduction (Note 2)	(2,373,713)

Net expenses	41,319,929

Net investment loss	(2,125,234)

Net realized gain on investments (net of foreign tax of $485,913) (Notes 1 and 3)	465,429,165

Net realized gain on foreign currency transactions (Note 1)	1,251,050

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(23,937,480)

Net unrealized appreciation of investments during the period	350,961,334

Net gain on investments	793,704,069

Net increase in net assets resulting from operations	$791,578,835

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	12/31/05*	6/30/05

Operations:
Net investment income (loss)	$ (2,125,234)	$ 60,388,713

Net realized gain on investments
and foreign currency transactions	466,680,215	806,769,511

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	327,023,854	(24,510,232)

Net increase in net assets resulting from operations	791,578,835	842,647,992

Distributions to shareholders: (Note 1)

From net investment income

Class A	(66,521,442)	(48,773,597)

Class B	(16,227,288)	(11,127,164)

Class C	(3,356,978)	(1,810,078)

Class M	(1,333,118)	(906,794)

Class R	(30,587)	(9,386)

Class Y	(26,170,647)	(22,229,449)

Redemption fees (Note 1)	76,838	166,514

Decrease from capital share transactions (Note 4)	(462,945,865)	(1,773,743,224)

Total increase (decrease) in net assets	215,069,748	(1,015,785,186)

NET ASSETS
Beginning of period	5,945,004,564	6,960,789,750

End of period (including distributions in excess of net
investment income of $18,194,650 and undistributed
net investment income of $97,570,644, respectively)	$6,160,074,312	$5,945,004,564
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

Six months ended**				Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$23.39	$20.86	$17.43	$19.18	$21.24	$29.92

Investment operations:
Net investment income (a)	.01(d)	.25(d,f )	.15(d)	.22	.17	.16

Net realized and unrealized
gain (loss) on investments	3.26	2.61	3.63	(1.93)	(2.23)	(6.64)

Total from
investment operations	3.27	2.86	3.78	(1.71)	(2.06)	(6.48)

Less distributions:
From net investment income	(.53)	(.33)	(.35)	(.04)	--	(.39)

From net realized gain
on investments	--	--	--	--	--	(1.81)

From return of capital	--	--	--	--	--	--(e)

Total distributions	(.53)	(.33)	(.35)	(.04)	--	(2.20)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$26.13	$23.39	$20.86	$17.43	$19.18	$21.24

Total return at
net asset value (%)(b)	13.97*	13.71	21.81	(8.93)	(9.70)	(22.43)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$3,343,1651	$3,137,593	$3,677,492	$6,855,608	$6,930,312	$6,896,924

Ratio of expenses to
average net assets (%)(c)	.64(d)*	1.24(d)	1.23(d)	1.22	1.16	1.13

Ratio of net investment income
to average net assets (%)	.04(d)*	1.11(d,f )	.74(d)	1.33	.85	.63

Portfolio turnover (%)	42.94*	74.79	69.27	53.11(g)	42.17	73.80

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.06% and 0.03% respectively, based on average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class A shares (Note 6).

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$22.49	$20.07	$16.79	$18.57	$20.72	$29.23

Investment operations:
Net investment
income (loss) (a)	(.08)(d)	.07(d,f )	.02(d)	.08	.01	(.04)

Net realized and unrealized
gain (loss) on investments	3.13	2.51	3.47	(1.86)	(2.16)	(6.46)

Total from
investment operations	3.05	2.58	3.49	(1.78)	(2.15)	(6.50)

Less distributions:
From net investment income	(.32)	(.16)	(.21)	--	--	(.20)

From net realized gain
on investments	--	--	--	--	--	(1.81)

From return of capital	--	--	--	--	--	--(e)

Total distributions	(.32)	(.16)	(.21)	--	--	(2.01)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$25.22	$22.49	$20.07	$16.79	$18.57	$20.72

Total return at
net asset value (%)(b)	13.56*	12.86	20.84	(9.59)	(10.38)	(23.00)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,277,629	$1,344,142	$1,577,583	$1,892,054	$2,326,938	$2,983,524

Ratio of expenses to
average net assets (%)(c)	1.02(d)*	1.99(d)	1.98(d)	1.97	1.91	1.88

Ratio of net investment
income (loss) to average
net assets (%)	(.33)(d)*	.35(d,f )	.12(d)	.51	.04	(.16)

Portfolio turnover (%)	42.94*	74.79	69.27	53.11(g)	42.17	73.80

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.06% and 0.03%, respectively, based on average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class B shares (Note 6).

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$22.93	$20.44	$17.05	$18.86	$21.03	$29.74

Investment operations:
Net investment
income (loss) (a)	(.08)(d)	.08(d,f )	--(d,e)	.09	.01	(.02)

Net realized and unrealized
gain (loss) on investments	3.19	2.55	3.55	(1.90)	(2.18)	(6.59)

Total from
investment operations	3.11	2.63	3.55	(1.81)	(2.17)	(6.61)

Less distributions:
From net investment income	(.33)	(.14)	(.16)	--	--	(.29)

From net realized gain
on investments	--	--	--	--	--	(1.81)

From return of capital	--	--	--	--	--	--(e)

Total distributions	(.33)	(.14)	(.16)	--	--	(2.10)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$25.71	$22.93	$20.44	$17.05	$18.86	$21.03

Total return at
net asset value (%)(b)	13.55*	12.87	20.86	(9.60)	(10.32)	(23.01)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$264,758	$259,993	$313,496	$534,933	$601,907	$637,547

Ratio of expenses to
average net assets (%)(c)	1.02(d)*	1.99(d)	1.98(d)	1.97	1.91	1.88

Ratio of net investment
income (loss) to average
net assets (%)	(.33)(d)*	.34(d,f )	.02(d)	.54	.07	(.07)

Portfolio turnover (%)	42.94*	74.79	69.27	53.11(g)	42.17	73.80

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.06% and 0.03%, respectively, based on average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class C shares (Note 6).

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$23.00	$20.51	$17.13	$18.90	$21.04	$29.61

Investment operations:
Net investment
income (loss) (a)	(.05)(d)	.13(d,f )	.05(d)	.11	.06	.03

Net realized and unrealized
gain (loss) on investments	3.21	2.56	3.56	(1.88)	(2.20)	(6.54)

Total from
investment operations	3.16	2.69	3.61	(1.77)	(2.14)	(6.51)

Less distributions:
From net investment income	(.39)	(.20)	(.23)	--	--	(.25)

From net realized gain
on investments	--	--	--	--	--	(1.81)

From return of capital	--	--	--	--	--	--(e)

Total distributions	(.39)	(.20)	(.23)	--	--	(2.06)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$25.77	$23.00	$20.51	$17.13	$18.90	$21.04

Total return at
net asset value (%)(b)	13.73*	13.13	21.13	(9.37)	(10.17)	(22.75)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$88,546	$90,499	$109,648	$187,266	$248,921	$302,838

Ratio of expenses to
average net assets (%)(c)	.89(d)*	1.74(d)	1.73(d)	1.72	1.66	1.63

Ratio of net investment
income (loss) to average
net assets (%)	(.21)(d)*	.60(d,f )	.28(d)	.73	.30	.11

Portfolio turnover (%)	42.94*	74.79	69.27	53.11(g)	42.17	73.80

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.06% and 0.03%, respectively, based on average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class M shares (Note 6).

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

				Period
	Six months ended**	Year ended		1/21/03† -
	12/31/05	6/30/05	6/30/04	6/30/03

Net asset value,
beginning of period	$23.25	$20.77	$17.42	$16.52

Investment operations:
Net investment income (a)	(.02)(d)	.26(d,f )	.18(d)	.08

Net realized and unrealized
gain on investments	3.25	2.52	3.55	.82

Total from
investment operations	3.23	2.78	3.73	.90

Less distributions:
From net investment income	(.50)	(.30)	(.38)	--

From net
realized gain on investments	--	--	--	--

Total distributions	(.50)	(.30)	(.38)	--

Redemption fees	--(e)	--(e)	--(e)	--

Net asset value,
end of period	$25.98	$23.25	$20.77	$17.42

Total return at
net asset value (%)(b)	13.89*	13.38	21.50	5.45*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,634	$1,125	$559	$1

Ratio of expenses to
average net assets (%)(c)	.77(d)*	1.49(d)	1.48(d)	.65*

Ratio of net investment income
to average net assets (%)	(.09)(d)*	1.17(d,f )	.84(d)	.47*

Portfolio turnover (%)	42.94*	74.79	69.27	53.11(g)

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.06% and 0.03%, respectively, based on average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class R shares (Note 6).

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$23.55	$21.01	$17.57	$19.33	$21.35	$30.07

Investment operations:
Net investment income (a)	.04(d)	.29(d,f )	.19(d)	.28	.22	.23

Net realized and unrealized
gain (loss) on investments	3.29	2.64	3.67	(1.96)	(2.24)	(6.69)

Total from
investment operations	3.33	2.93	3.86	(1.68)	(2.02)	(6.46)

Less distributions:
From net investment income	(.59)	(.39)	(.42)	(.08)	--	(.45)

From net realized gain
on investments	--	--	--	--	--	(1.81)

From return of capital	--	--	--	--	--	--(e)

Total distributions	(.59)	(.39)	(.42)	(.08)	--	(2.26)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$26.29	$23.55	$21.01	$17.57	$19.33	$21.35

Total return at
net asset value (%)(b)	14.15*	13.98	22.07	(8.67)	(9.46)	(22.25)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,184,343	$1,111,652	$1,282,011	$1,968,996	$1,664,886	$1,251,589

Ratio of expenses to
average net assets (%)(c)	.51(d)*	.99(d)	.98(d)	.97	.91	.88

Ratio of net investment
income to average
net assets (%)	.17(d)*	1.31(d,f )	.98(d)	1.64	1.13	.92

Portfolio turnover (%)	42.94*	74.79	69.27	53.11(g)	42.17	73.80

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.06% and 0.03%, respectively, based on average net assets for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class Y shares (Note 6).

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam International Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other funds and products, and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At December 31, 2005, the value of securities loaned amounted to $5,026,487. The fund received cash collateral of $5,279,160 which is pooled with collateral of other Putnam funds into 2 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2005, the fund had a capital loss carryover of $933,544,718 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 4,817,122	June 30, 2007

30,394,163	June 30, 2008

898,333,433	June 30, 2011

The aggregate identified cost on a tax basis is $5,375,400,218, resulting in gross unrealized appreciation and depreciation of $909,781,093 and $94,153,851, respectively, or net unrealized appreciation of $815,627,242.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classi-fication or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the six months ended December 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the six months ended December 31, 2005, Putnam Management has assumed $49,367 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the six months ended December 31, 2005, the fund incurred $11,025,561 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2005, the fund’s expenses were reduced by $2,373,713 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,253, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $60,363 and $859 from the sale of class A and class M shares, respectively, and received $706,210 and $3,390 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received $1,526 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,591,448,629 and $3,208,506,114, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 12/31/05:
Shares sold	13,894,316	$349,536,436

Shares issued
in connection
with reinvestment
of distributions	2,363,366	61,778,238

	16,257,682	411,314,674

Shares
repurchased	(22,495,824)	(565,038,024)

Net decrease	(6,238,142)	$(153,723,350)

Year ended 6/30/05:
Shares sold	29,246,262	$659,058,376

Shares issued
in connection
with reinvestment
of distributions	1,987,429	45,810,180

	31,233,691	704,868,556

Shares
repurchased	(73,384,430)	(1,631,089,568)

Net decrease	(42,150,739)	$(926,221,012)

CLASS B	Shares	Amount
Six months ended 12/31/05:
Shares sold	1,020,402	$ 24,724,811

Shares issued
in connection
with reinvestment
of distributions	564,958	14,253,911

	1,585,360	38,978,722

Shares
repurchased	(10,701,370)	(257,655,123)

Net decrease	(9,116,010)	$(218,676,401)

Year ended 6/30/05:
Shares sold	3,015,103	$ 65,482,288

Shares issued
in connection
with reinvestment
of distributions	439,024	9,768,291

	3,454,127	75,250,579

Shares
repurchased	(22,291,909)	(482,073,054)

Net decrease	(18,837,782)	$(406,822,475)

CLASS C	Shares	Amount
Six months ended 12/31/05:
Shares sold	325,310	$ 8,053,233

Shares issued
in connection
with reinvestment
of distributions	101,424	2,608,649

	426,734	10,661,882

Shares
repurchased	(1,469,831)	(36,201,247)

Net decrease	(1,043,097)	$ (25,539,365)

Year ended 6/30/05:
Shares sold	707,079	$ 15,642,603

Shares issued
in connection
with reinvestment
of distributions	61,825	1,402,820

	768,904	17,045,423

Shares
repurchased	(4,766,485)	(103,823,967)

Net decrease	(3,997,581)	$ (86,778,544)

CLASS M	Shares	Amount
Six months ended 12/31/05:
Shares sold	230,423	$ 5,713,970

Shares issued
in connection
with reinvestment
of distributions	49,435	1,274,438

	279,858	6,988,408

Shares
repurchased	(778,120)	(19,129,208)

Net decrease	(498,262)	$(12,140,800)

Year ended 6/30/05:
Shares sold	655,911	$ 14,535,490

Shares issued
in connection
with reinvestment
of distributions	38,150	867,147

	694,061	15,402,637

Shares
repurchased	(2,105,951)	(45,878,747)

Net decrease	(1,411,890)	$(30,476,110)

CLASS R	SHARES	AMOUNT
Six months ended 12/31/05:
Shares sold	24,739	$ 615,996

Shares issued
in connection
with reinvestment
of distributions	1,137	29,541

	25,876	645,537

Shares
repurchased	(11,370)	(278,839)

Net increase	14,506	$ 366,698

Year ended 6/30/05:
Shares sold	37,405	$ 860,756

Shares issued
in connection
with reinvestment
of distributions	388	8,910

	37,793	869,666

Shares
repurchased	(16,326)	(380,945)

Net decrease	21,467	$ 488,721

CLASS Y	SHARES	AMOUNT
Six months ended 12/31/05:
Shares sold	6,128,199	$ 156,141,974

Shares issued
in connection
with reinvestment
of distributions	995,460	26,170,647

	7,123,659	182,312,621

Shares
repurchased	(9,278,334)	(235,545,268)

Net decrease	(2,154,675)	$ (53,232,647)

Year ended 6/30/05:
Shares sold	16,052,920	$ 363,546,592

Shares issued
in connection
with reinvestment
of distributions	958,993	22,229,449

	17,011,913	385,776,041

Shares
repurchased	(30,831,880)	(709,709,845)

Net decrease	(13,819,967)	$ (323,933,804)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the six months ended December 31, 2005, management fees paid were reduced by $19,556 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $473,426 for the six months ended December 31, 2005. During the six months ended December 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime

Money Market Fund aggregated $831,899,961 and $884,865,996, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $1,120,592 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest,that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2005. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds -- three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds -- ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA009 230217 2/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2006